FAIR VALUE MEASURMENTS	9 Months Ended
Sep. 30, 2013
FAIR VALUE MEASURMENTS [Abstract]
FAIR VALUE MEASURMENTS
NOTE 4:-	FAIR VALUE MEASURMENTS

The Company applies ASC 820, "Fair Value Measurements and Disclosures". Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the inputs as follows:

Level 1 - Valuations based on quoted prices in active markets for identical assets that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 - Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment and the investments are categorized as Level 3.

The following methods and assumptions were used by the Company and its subsidiaries in estimating their fair value disclosures for financial instruments:

The carrying amounts of cash and cash equivalents, short-term bank deposits, trade receivables , other accounts receivable, trade payables, and other accounts payable approximate their fair values due to the short-term maturities of such instruments.

The marketable securities fair value, based on quoted market prices, classified within Level 1 (see also note 5).

The derivative instruments are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

The Company's financial assets (liabilities) measured at fair value on a recurring basis, excluding accrued interest components, consisted of the following types of instruments:

	As of December 31, 2012
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total

Marketable securities	$4,068	$-	$-	$4,068
Derivatives designated as hedging instrument	-	533	-	533
Pension liability, net	-	-	(2,247)	(2,247)

Total assets (liabilities)	$4,068	$533	$(2,247)	$2,354

	As of September 30, 2013
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total

Marketable securities	$3,923	$-	$-	$3,923
Derivatives designated as hedging instrument	-	506	-	506
Pension liability, net	-	-	(2,142)	(2,142)

Total assets (liabilities)	$3,923	$506	$(2,142)	$2,287